Exhibit 10.1

Business Development & Marketing Consulting Agreement

業務推廣、市場營銷咨詢服務合同

Party A甲方

Prestige Wealth Inc.

(Hereinafter referred to as “Party A”, “PWM”)

（以下合並稱為“甲方”、“PWM”）

Party B/ 乙方:

Tokyo Bay Management Inc

(Hereinafter referred to as “Party B”, “Tokyo Bay”)

甲方系一家在美國納斯達克上市的公眾公司，股票代碼為。

Party A is a publicly listed company on Nasdaq in the United States, with the stock ticker “PWM”.

乙方是一家位於日本的市場營銷和商業拓展的咨詢顧問公司。

Party B is a consulting company based in Japan specializing in marketing and business development.

甲方決定聘請乙方作為業務開發、市場拓展、銷售渠道建設、營銷策略和產品規劃等相關業務的咨詢顧問，乙方也同意擔任甲方的咨詢顧問。

Party A has decided to hire Party B as a consultant for business development, market expansion, sales channel establishment, marketing strategies, and product planning, etc. Party B also agrees to act as a consultant for Party A.

服務範圍 Scope of Service

乙方同意為甲方提供如下咨詢服務：

Party B agrees to provide consulting services for Party A as follows:

●	協助甲方進行業務拓展以及市場營銷戰略方案評估；

Assist Party A in business expansion and evaluation of marketing strategy.

●	銷售策略的制定及執行，並根據結果進行修正；

Formulate and execute sales strategies and make adjustments based on results.

●	市場研究和資料收集，為甲方的商業規劃提供支援；

Conduct market research and data collection to support Party A's business planning.

●	向甲方提供專業策劃和廣告推廣方案，以吸引更多的潛在客戶；

Provide professional planning and advertising promotion schemes to attract more potential clients for Party A.

●	代表甲方和東亞的客戶商談聯合市場開拓事宜；

Negotiate joint market development programs with clients from East Asia on behalf of Party A.

●	代表甲方和相關政府機構溝通，獲得相關政府批准；

Communicate with relevant government agencies on behalf of Party A to obtain necessary approvals.

●	協助甲方和潛在客戶的合同商談等；

Assist Party A in negotiating contracts with potential clients.

●	其他銷售與商業拓展事宜。

Other matters related to sales and business expansion.

服務期限 Service Period

雙方合作的服務期限為12個月，即從2024年6月日至2025年6月日。服務到期後，經雙方書面同意，服務合同可以順延服務期限6個月。

The service period between both Parties will be 12 months, from June 2024, to June, 2025. After the service expires, this Agreement can be extended for an additional 6 months upon written agreement by both parties.

利益冲突. Conflict of interest

在乙方合同期内，甲方有權在合理的工作時間內要求乙方提供服務。但是，乙方不僅為甲方提供獨家服務，乙方有權為其他公司和個人提供相應的服務。但是，如果乙方為其他個人或實體提供的服務與此合同有一定的商務利益衝突或矛盾，乙方必須及時書面通知甲方，甲方接到通知後，有權決定是否繼續履行本合同。若甲方在接到此通知的七天內沒有提出異議，即代表甲方允許乙方進行其他的業務，並同意乙方繼續為其他甲方提供服務。

During the term of the agreement with Party B, Party A has the right to request services from Party B during reasonable working hours. However, Party B not only provides services to Party A, but also has the right to provide corresponding services to other entities and individuals. If the services provided by Party B to other individuals or entities conflict or contradict with this agreement in terms of commercial interests to a certain extent, Party B must promptly notify Party A in writing. Upon receiving the notice, Party A has the right to decide whether to continue to fulfill this agreement with Party B. If Party A does not raise objections within seven days after receiving the notice, it implies that Party A allows Party B to engage in other business activities and agrees that Party B continues to provide services to other parties.

乙方權限 Party B’s right

乙方無權代表甲方對外簽署任何的協議、合同或意向書。除非甲方出具書面授權，乙方無權代表甲方或對外承擔任何法律權責。

Party B has no right to sign any agreement, contract, or letter of intent on behalf of Party A. Unless Party A issues a written authorization, Party B has no right to represent Party A or assume any legal rights and responsibilities on behalf of Party A.

報酬 Compensation

甲方同意支付給乙方85萬美元的報酬。

報酬可以支付給乙方，或者支付给乙方指定的公司或個人。

Party A agrees to pay Party B a compensation of $850,000 (Eighty HUNDRED Fifty THOUSAND USD).

The compensation can be paid to Party B, or to the company or individual designated by Party B, in accordance with the terms below.

The compensation shall be paid by Party A to Party B as follows: (i) 1,307, 692 newly issued restricted Class A ordinary shares of the Company (the “Shares”) at a price per share of US$0.65 and (ii) warrants to purchase 653,846 Class A ordinary shares of the Company at an exercise price equal to US$0.78 (120% of the price per Class A ordinary share pursuant to clause (i) above) (the “Warrants”). The Warrants shall not be exercised until the date that is six months following the issuance date, shall have a term of 5 years and may be exercised on a cash or cashless basis in accordance with the terms of the Warrants. The Warrant is in substantially the form attached hereto as Exhibit A.

In connection with the issuance of the Shares, the Warrants and the Class A ordinary shares issuable upon exercise of the Warrants (collectively, the “Securities”), Party B (including its designees receiving any Securities, as applicable) hereby represents and warrants to Party A, and covenants for the benefit of Party A, as follows:

(a)	It is an “accredited investor” as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”);

(b)	It is acquiring the Securities for its own account and not with a view to any distribution of the Securities in violation of the Securities Act;

(c)	It has significant prior investment experience, including investment in non-listed and non-registered securities, and recognizes the highly speculative nature of this investment. It has been furnished with all documents and other information regarding Party A that it had requested or desired to know and all other documents which could be reasonably provided have been made available for its inspection and review;

(d)	It acknowledges that the Securities have not been passed upon or reviewed by the U.S. Securities and Exchange Commission (the “Commission”). It agrees that it will not sell, transfer or otherwise dispose of any of the Securities unless they are registered under the Securities Act, or unless an exemption from such registration is available. It understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act;

(e)	It acknowledges that the Securities were not offered to Party B by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which Party B was invited by any of the foregoing means of communications;

(f)	Party B understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Party B acknowledges that it is familiar with Rule 144, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Party B understands that to the extent that Rule 144 is not available, it will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement; and

(g)	Party B understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of U.S. federal and state securities laws and Party A is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Party B set forth herein in order to determine the applicability of such exemptions and the suitability of Party B to acquire the Securities.

保密及非逾越条款. Confidentiality and Non-Passover Clause

在本協議內，「保密信息」指由信息披露方向保密義務人披露的、被視為保密的任何資料（不論是以書面、口頭或以電子文檔、樣品、範本、計算機程序或其他任何形式），或在項目洽談之過程中，保密義務人獲取的任何不為公眾所知的與項目相關的資料和信息，或在項目過程中，保密義務人獲悉的目標甲方專屬的或保密的資料和信息。包括但不限於任何與項目相關的信息及資料，以及任何披露方的策略、營運、方法、系統、流程、計劃或意圖、知識產權、商業秘密、市場機會、業務或財務事項有關的資料。

乙方同意嚴守有關甲方業務、運作或前景情況的秘密，未經甲方事先同意，除甲方的律師、審計師、商業及投資銀行外，不得向任何第三方洩露甲方的商業秘密以及其他保密信息。

In this agreement, “Confidential Information” refers to any information disclosed by the disclosing party to the recipient party that is considered confidential (whether in written, oral, electronic document, samples, specimens, computer programs, or any other form), or any information and data related to the project obtained by the recipient party during project negotiations or obtained by the recipient party during the project, which is not known to the public, or any information and data that is exclusive or confidential to the target party in the project process. This includes but is not limited to any information and data related to the project, as well as any information related to the disclosing party's strategies, operations, methods, systems, processes, plans or intentions, intellectual property rights, trade secrets, market opportunities, business or financial matters.

Party B agrees to strictly observe the confidentiality of Party A's business, operations, or prospects. Without prior consent from Party A, Party B shall not disclose Party A's trade secrets and other confidential information to any third party, except Party A's lawyers, auditors, commercial and investment banks.

书面修改Written Modification

有关本合同的任何改动须经雙方書面確認後才能最終生效，

Any modification of this Agreement shall come into force only after it is confirmed in writing by both parties.

合同副本. Copies of the Agreement

本合同一式兩份，每一份都可以視為合同的原件，簽約雙方可以通過傳真或其他諸如Email的電子簽署方式來互換原件，所有傳真簽字或其他電子簽署的合同將視為原件並即時生效。

This Agreement is made in duplicate. Each copy can be regarded as the original copy of the contract. Both parties can exchange the original copies by fax or other electronic signing methods such as Email. All copies signed by fax or other electronic signing methods will be regarded as the original copies and shall take effect immediately.

管轄法律和爭議解決 Governing Law and Dispute Resolution

本協議受香港特別行政區法律管轄，有關本協議的成立、有效性、解釋和履行及由此產生的爭議的解決適用香港特別行政區法律。

This agreement is governed by the laws of the Hong Kong Special Administrative Region. The establishment, validity, interpretation, performance, and resolution of disputes arising from this agreement shall be governed by the laws of the Hong Kong Special Administrative Region.

簽署. Signature

如果雙方理解並同意以上條款，請在本合同簽章處簽署。本合同在雙方簽署後立即生效。

If both parties understand and agree to the above terms, please sign at the designated place in this Agreement. This Agreement shall take effect immediately upon the signatures of both parties.

（以下為簽署頁）

The following is the signature page

（本頁為簽字頁，無正文）

This page is for signature and has no legal content.

Party A:

授权代表: Authorized Representative:

签字/ Signature _______________________________

签署日期：   2024年月日

Date of Signing: 2024

Party B: Tokyo Bay Management Inc.

授权代表: Authorized Representative:

签字/ Signature _______________________________

签署日期：   2024年月日

Date of Signing: , 2024

Exhibit A

Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

CLASS A ORDINARY SHARE PURCHASE WARRANT

PRESTIGE WEALTH INC.

Warrant Shares: 450,000	Initial Exercise Date: December 25, 2024

THIS ORDINARY SHARE PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Tokyo Bay Management Inc. or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date that is six months following the date hereof (the “Initial Exercise Date”) and on or prior to December 25, 2029 (the “Termination Date”), but not thereafter, to subscribe for and purchase from Prestige Wealth Inc., an exempted company incorporated in the Cayman Islands (the “Company”), up to 450,000 Class A ordinary shares, par value $0.000625 per share (the “Ordinary Shares”)  (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one Ordinary Share under this Warrant shall be equal to the Exercise Price (as defined in Section 2(c) hereof).

Section 1. Definitions. The following definitions shall apply for purposes of this Warrant:

(a) “Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(b) “Trading Day” means a day on which the principal Trading Market is open for trading; provided, that in the event that the Ordinary Shares are not listed or quoted on a Trading Market, then Trading Day shall mean a Business Day.

(c) “Trading Market” means whichever of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, the NYSE American, the OTC Bulletin Board or any tier of the OTC Markets Group, Inc. (or any successors to any of the foregoing).

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise form annexed hereto and within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased payable at the Holder’s election (i) by certified or official bank check or by wire transfer to an account designated by the Company, or (ii) by “cashless exercise” in accordance with the provisions of subsection (b) below. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall use its commercially reasonable efforts to deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Cashless Exercise. Notwithstanding any provision herein to the contrary, in the event there is no effective registration statement providing for the resale of the Warrant Shares, commencing six (6) months from the Initial Exercise Date, if the Per Share Market Value (as defined below) of one Ordinary Share is greater than the Exercise Price (at the date of calculation as set forth below) and there is not an effective registration statement under the Securities Act providing for the resale of the Warrant Shares, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of Ordinary Shares computed using the following formula:

X =	Y-(A)(Y) B

Where X = the number of Warrant Shares to be issued to the Holder.

Y =	the number of Warrant Shares purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

A =	the Exercise Price.

B =	the Per Share Market Value of one Ordinary Share.

For purposes hereof, “Per Share Market Value” means (a) the average of the closing bid price per Ordinary Share for the five (5) Trading Days preceding such date on the applicable Trading Market, or (b) if the Ordinary Shares are not listed then on a Trading Market, the closing bid price for an Ordinary Share for the five (5) Trading Days preceding such date in the over the counter market, as reported by the OTC Bulletin Board or by Pink OTC Markets Inc. or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such dates, or (c) if the Ordinary Shares are not then reported by the OTC Bulletin Board or by Pink OTC Markets Inc. (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the five (5) Trading Days preceding such date of determination, or (d) if the Ordinary Shares are not then publicly traded the fair market value of one Ordinary Share as determined by the Company’s board of directors.

(c) Exercise Price. The exercise price per share of the Ordinary Shares under this Warrant shall be $0.72, subject to further adjustment hereunder pursuant to Section 3 (the “Exercise Price”).

(d) Mechanics of Exercise.

(i) Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder and in connection with such issuance or resale such Warrant shares are sold by the Holder, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise, (B) surrender of this Warrant (if required), and (C) payment of the aggregate Exercise Price as set forth above. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such Warrant Shares, having been paid.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall round up to the next whole share.

(iv) Charges, Taxes and Expenses. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of the Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

(v) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3. Certain Adjustments.

(a) Adjustments for Stock Splits, Combinations, Certain Dividends and Distributions. If the Company shall, at any time or from time to time after the Initial Exercise Date, effect a split of the outstanding Ordinary Shares (or any other subdivision of its Ordinary Shares into a larger number of shares of Common Stock), combine the outstanding Ordinary Shares into a smaller number of shares of Common Stock, or make or issue or set a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in shares of Common Stock, then, in each event (i) the number of Ordinary Shares for which this Warrant shall be exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Ordinary Shares that a record holder of the same number of Ordinary Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Exercise Price then in effect shall be adjusted to equal (A) the Exercise Price then in effect multiplied by the number of Ordinary Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of Ordinary Shares for which this Warrant is exercisable immediately after such adjustment.

(b) Adjustment for Other Dividends and Distributions. If the Company shall, at any time or from time to time after the Initial Exercise Date, make or issue or set a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in (i) cash, (ii) any evidences of indebtedness, or any other securities of the Company or any property of any nature whatsoever, other than, in each case, shares of Common Stock; or (iii) any warrants or other rights to subscribe for or purchase any evidences of indebtedness, or any other securities of the Company or any property of any nature whatsoever, other than, in each case, shares of Common Stock, then, and in each event, (A) the number of Ordinary Shares for which this Warrant shall be exercisable shall be adjusted to equal the product of the number of Ordinary Shares for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (1) the numerator of which shall be the last closing bid price per share of the Ordinary Shares at the date of taking such record and (2) the denominator of which shall be such last closing bid price per share of the Ordinary Shares minus the amount allocable to one Ordinary Share of any such cash so distributable and of the fair value (as determined in good faith by the Board) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (B) the Exercise Price then in effect shall be adjusted to equal (1) the Exercise Price then in effect multiplied by the number of Ordinary Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (2) the number of Ordinary Shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Ordinary Shares (other than a change in par value, or from par value to no par value or from no par value to par value) into Ordinary Shares and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Ordinary Shares of such shares of such other class of stock within the meaning of this Section 3(b) and, if the outstanding Ordinary Shares shall be changed into a larger or smaller number of Ordinary Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Ordinary Shares within the meaning of Section 3(a).

(c) Adjustments for Reclassification, Exchange or Substitution. If the Ordinary Shares for which this Warrant is exercisable at any time or from time to time after the Initial Exercise Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Section 3(a), Section 3(b), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3(d)), then, and in each event, an appropriate revision to the Exercise Price shall be made and provisions shall be made (by adjustments of the Exercise Price or otherwise) so that, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, in lieu of Warrant Stock, the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of Ordinary Shares for which this Warrant was exercisable immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(d) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Initial Exercise Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3(a), and Section 3(b), or a reclassification, exchange or substitution of shares provided for in Section 3(c)), or a merger or consolidation of the Company with or into another corporation where the holders of the Company’s outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Company’s properties or assets to any other person (an “Organic Change”), then as a part of such Organic Change an appropriate revision to the Exercise Price shall be made if necessary and provision shall be made if necessary (by adjustments of the Exercise Price or otherwise) so that, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, in lieu of Warrant Stock, the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3(d) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3(d) (including any adjustment in the Exercise Price then in effect and the number of shares of stock or other securities deliverable upon exercise of this Warrant) shall be applied after that event in as nearly an equivalent manner as may be practicable.

(e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of Ordinary Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Ordinary Shares (excluding treasury shares, if any) issued and outstanding.

(f) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Ordinary Shares, rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Ordinary Shares are converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Ordinary Shares of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Ordinary Shares of record shall be entitled to exchange their Ordinary Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations reasonably requested in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be substantially identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of applicable securities laws.

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof except as expressly set forth herein.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Ordinary Shares a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.

(e) Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. Each of the Company and the Holder (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.

(h) Notices. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the terms of the Business Development & Marketing Consulting Agreement.

(i) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(j) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the prior written consent of the Company and the Holder.

(k) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(l) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

PRESTIGE WEALTH INC.

By:
	Name:	Hongtao Shi
	Title:	Chief Executive Officer and Chairman

WARRANT

NOTICE OF EXERCISE

To: PRESTIGE WEALTH INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

(4) The undersigned intends that payment of the Exercise Price shall be made as (check one):

Cash Exercise_______

Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Company in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________.

X = Y -(A)(Y)

B

Where:

The number of Ordinary Shares to be issued to the Holder is (“X”).

The number of Ordinary Shares purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised is (“Y”).

The Exercise Price is (“A”).

The Per Share Market Value of one Ordinary Share is (“B”).

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____ all of or [_______ shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:	_____________________________

Holder’s Address:	_____________________________

_____________________________